UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2018
Weatherford International public limited company
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Weststrasse 1, 6340 Baar, Switzerland	CH 6340
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: +41.22.816.1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 28, 2018, Weatherford International, LLC, a Delaware limited liability company (“Weatherford Delaware” or the “Company”) and an indirect wholly owned subsidiary of Weatherford International plc, an Irish public limited company (“Weatherford Ireland”), completed its offering (the “Offering”) of $600 million aggregate principal amount of its 9.875% senior notes due 2025 (the “Notes”). The Notes were issued in a private offering exempt from, or not subject to, the registration requirements of the Securities Act of 1933 (the “Securities Act”) to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act and to non-U.S. persons outside of the United States in accordance with Regulation S under the Securities Act.

Sixth Supplemental Indenture

The Notes were issued under an Indenture (as previously supplemented and amended, the “Base Indenture”), dated as of June 18, 2007, among Weatherford Delaware (f/k/a Weatherford International, Inc.), as issuer, Weatherford International Ltd., a Bermuda exempt company and an indirect wholly owned subsidiary of Weatherford Ireland (“Weatherford Bermuda” and together with Weatherford Delaware and Weatherford Ireland, the “Weatherford Parties”), as guarantor, and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented by the Sixth Supplemental Indenture, dated as of February 28, 2018, by and among Weatherford Delaware, as issuer, Weatherford Ireland, as guarantor, Weatherford Bermuda, as guarantor, and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).

The Notes will pay interest semi-annually in arrears on May 1 and November 1 of each year, beginning on November 1, 2018. The Notes will mature on March 1, 2025. The Notes are fully and unconditionally guaranteed, on a senior, unsecured basis, by Weatherford Ireland and by Weatherford Bermuda. We also refer to Weatherford Ireland and Weatherford Bermuda together as the guarantors.

Weatherford Delaware, at its option, may redeem the Notes in whole or part, at any time or from time to time prior to December 1, 2024, at a redemption price equal to 100% of the principal amount of such Notes to be redeemed, plus accrued and unpaid interest, if any, on those Notes to, but excluding, the redemption date, plus a make-whole premium. Additionally, commencing on December 1, 2024, the Company, at its option, may redeem the Notes in whole or part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, on those Notes to, but excluding, the redemption date.

If a “Change of Control Triggering Event” (as defined in the Indenture) occurs, then holders may require Weatherford Delaware to repurchase their Notes at a cash repurchase price equal to 101% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, to the repurchase date.

The Notes and the guarantees are senior, unsecured obligations of Weatherford Delaware and the guarantors and are (1) equal in right of payment with existing and future senior indebtedness of Weatherford Delaware and the guarantors, as applicable; (2) senior in right of payment to existing and future indebtedness of Weatherford Delaware and the guarantors that is expressly subordinated to the Notes and the guarantees, as applicable; and (3) effectively subordinated to existing and future secured indebtedness of Weatherford Delaware and the guarantors, as applicable, to the extent of the value of the collateral securing that indebtedness. Holders’ rights to payment under the Notes and the guarantees are also structurally subordinated to all existing and future indebtedness and other liabilities, including trade payables, and (to the extent Weatherford Delaware, Weatherford Ireland or Weatherford Bermuda, as applicable, is not a holder thereof) preferred equity, if any, of Weatherford Ireland’s subsidiaries, other than Weatherford Delaware and Weatherford Bermuda.

A copy of the Supplemental Indenture is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated into this Item 1.01. The foregoing is only a brief description of the material terms of the Supplemental Indenture and does not purport to be a complete description of the rights and obligations of the parties thereunder and such description is qualified in its entirety by reference to this Exhibit.

Registration Rights Agreement

On February 28, 2018, in connection with the closing of the Offering, the Weatherford Parties entered into a Registration Rights Agreement with Deutsche Bank Securities Inc., as representative of the initial purchasers of the Notes (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Weatherford Parties have agreed to use commercially reasonable efforts to file and cause to become effective a registration statement with respect to an offer to exchange the Notes for substantially identical notes that are registered under the Securities Act so as to permit the exchange offer to be consummated no later than April 4, 2019. Under specified circumstances, Weatherford Delaware and the guarantors have also agreed to use commercially reasonable efforts to cause to become effective a shelf registration statement relating to resales of the Notes. Weatherford Delaware is required to pay additional interest (initially 1.0%, which amount will increase annually) if it fails to comply with the obligations to consummate the exchange offer or to cause a shelf registration statement relating to resales of the Notes to become effective within the time periods specified in the Registration Rights Agreement.

A copy of the Registration Rights Agreement is attached to this Current Report on Form 8-K as Exhibit 4.2 and is incorporated into this Item 1.01. The foregoing is only a brief description of the material terms of the Registration Rights Agreement and does not purport to be a complete description of the rights and obligations of the parties thereunder and such description is qualified in its entirety by reference to this Exhibit.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Notes and the Indenture set forth in Item 1.01 of this report is incorporated into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On February 27, 2018, Weatherford Bermuda announced the final results and expiration of its previously announced offer to purchase for cash any and all of Weatherford Bermuda’s 9.625% senior notes due 2019. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description
4.1
Sixth Supplemental Indenture, dated as of February 28, 2018, by and among Weatherford International, LLC, as issuer, Weatherford International plc, as guarantor, Weatherford International Ltd., as guarantor, and Deutsche Bank Trust Company Americas, as trustee.

4.2
Registration Rights Agreement, dated February 28, 2018, by and among Weatherford International plc, Weatherford International Ltd., Weatherford International, LLC and Deutsche Bank Securities Inc., as representative of the several initial purchasers named therein.

99.1	Press release, dated February 27, 2018, relating to the Tender Offer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: March 5, 2018
/s/ Christina M. Ibrahim
Christina M. Ibrahim
Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description
4.1
Sixth Supplemental Indenture, dated as of February 28, 2018, by and among Weatherford International, LLC, as issuer, Weatherford International plc, as guarantor, Weatherford International Ltd., as guarantor, and Deutsche Bank Trust Company Americas, as trustee.

4.2
Registration Rights Agreement, dated February 28, 2018, by and among Weatherford International plc, Weatherford International Ltd., Weatherford International, LLC and Deutsche Bank Securities Inc., as representative of the several initial purchasers named therein.

99.1	Press release, dated February 27, 2018, relating to the Tender Offer.